UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2005

CCC Information Services Group Inc.

(Exact name of registrant as specified in its chapter)

Delaware	000 - 28600	54-1242469

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

World Trade Center Chicago
444 Merchandise Mart
Chicago, Illinois 60654

(Address of Principal Executive Offices)

312-222-4636

(Registrant's telephone number, including area code)

ITEM 2.02 - RESULTS OF OPERATIONS & FINANCIAL CONDITION

On October 25, 2005, CCC Information Services Group Inc. issued a press release to announce that its financial results for the three months and nine months ended September 30, 2005 were being released as part of Quarterly Report on Form 10-Q also filed today. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 is incorporated by reference into this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

99.1 Press Release issued October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2005	CCC INFORMATION SERVICES GROUP INC.

By:	/s/ Peter J. Falconer
Peter J. Falconer
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued October 25, 2005.